UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds

(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Stockholders is attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Kelly C. Dehler
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

 Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PFPC Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Annual Report to Shareholders
December 31, 2007

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund
Driehaus International Equity Yield Fund
Driehaus International Small Cap Growth Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Table of Contents

Driehaus International Discovery Fund
Portfolio Managers’ Letter	1
Performance Overview	3
Schedule of Investments	4

Driehaus Emerging Markets Growth Fund
Portfolio Managers’ Letter	12
Performance Overview	14
Schedule of Investments	15

Driehaus International Equity Yield Fund
Portfolio Managers’ Letter	23
Performance Overview	25
Schedule of Investments	26

Driehaus International Small Cap Growth Fund
Portfolio Managers’ Letter	34
Performance Overview	36
Schedule of Investments	37

Each Fund section includes:
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	53

Interested and Independent Trustees of the Trust	54

Officers of the Trust	55

Fund Expense Examples	56

Shareholder Information	58

Board Considerations in Connection with the Approval of the Investment Advisory Agreement for the Driehaus International Small Cap Growth Fund	59

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement	60

Annual Report to Shareholders
December 31, 2007

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than those of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Equity Yield Fund

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) gained 32.32% for the year ended December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which gained 17.10% for the year) and the MSCI AC World ex USA Growth Index (which gained 21.40%).

As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

Over the course of 2007, a key contributor to performance was the Fund’s allocation to and selection of holdings in the energy sector. Holdings such as PT Bumi Resources Tbk (JAK:BUMI), an Indonesia-based coal mining company, favorably contributed to performance. The company is engaged in the mining, manufacturing, production and marketing of coal. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Similarly, allocation and stock selection in the information technology sector also beneficially contributed to the performance of the Fund in 2007, including holdings such as Nintendo Co., Ltd. (TYO:7974), a Japan-based company engaged in the leisure equipment business. The leisure equipment segment of the company is engaged in the development, manufacturing, and sale of portable and home-use game machines as well as game software. Overall, the gaming industry is performing well globally.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Singapore, Russia, and Indonesia. One of the holdings in Singapore that contributed to the Fund’s performance in 2007 was Cosco Corporation (Singapore) Ltd. (SIN:COS), a top ten Fund holding for the second consecutive year. The company’s operations are principally shipping, ship repair and marine engineering activities, rental of property, and investment holdings. The ongoing global shortage of bulk shipping capacity has driven freight rates to record levels, which has also bolstered demand for new ships and increased the company’s revenue.

Certain sectors and countries, however, detracted from annual performance of the Fund versus its benchmark. These include the materials and the utilities sectors, and holdings in Japan, Germany, and the United Kingdom.

In example of a holding that detracted from 2007 Fund performance within the materials sector is Zinifex Ltd. (ASX:ZFX). Zinifex Ltd. is a base metal mining, exploration and development company. The company owns and operates two mines in Australia and is focused on building a portfolio of exploration and development projects in Australia, Canada, China, Mexico, Sweden, and Tunisia. Deteriorating zinc prices contributed to the weaker performance of this stock.

During the year, the Japanese economy continued to struggle as business spending declined as a result of volatile economic data, sluggish reform of corporate governance standards and weak domestic demand. Sony Corp. (NYSE:SNE), a Japan-based electronics and entertainment company and Intelligence Ltd. (JSD:4757), a company that engages in the general manpower dispatching business operating in personal placement, dispatching and outsourcing, and media experienced negative performance in 2007 attributed to these market factors. Japan was one of a handful of countries that did not reflect a positive contribution to return relative to its benchmark and as a result, the Fund’s weighting in this country was reduced over the course of the year.

We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Russia, and Switzerland relative to exposures from the prior year. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.

In 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007. The Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager during the year.

As always, we at Driehaus Capital Management LLC thank you for your continued interest in the Driehaus International Discovery Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/07	1 Year	3 Years	5 Years	(12/31/98 - 12/31/07)
Driehaus International Discovery Fund (DRIDX)[1]	32.32%	30.41%	32.16%	26.62%
MSCI AC World ex USA Index[2]	17.10%	20.36%	24.49%	9.61%
MSCI AC World ex USA Growth Index[3]	21.40%	20.78%	22.70%	7.09%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 95.2%

EUROPE — 52.2%

United Kingdom — 6.9%
Aggreko PLC	1,189,693	$12,622,549
Autonomy Corp. PLC**	784,001	13,796,020
Chemring Group PLC	180,223	7,375,955
Hikma Pharmaceuticals PLC	630,167	5,936,510
Weir Group PLC	621,958	10,022,195
Wellstream Holdings PLC**	431,959	9,312,278

		59,065,507

Germany — 5.4%
Centrotherm Photovoltaics AG**	25,999	2,850,893
Kontron AG	229,642	4,606,471
Q-Cells AG**	64,230	9,165,384
SGL Carbon AG**	179,992	9,742,100
Software AG	78,889	6,986,135
Solarworld AG	69,032	4,213,761
United Internet AG	371,254	9,037,500

		46,602,244

Finland — 4.9%
Nokia OYJ	336,758	13,057,330
Nokian Renkaat OYJ	155,427	5,465,180
Outotec OYJ	203,306	11,176,376
Wartsila Corp. OYJ — B	158,201	12,048,321

		41,747,207

Switzerland — 4.7%
Lonza Group AG	84,538	10,259,702
Meyer Burger Technology AG**	25,916	9,568,421
Sonova Holding AG	75,216	8,497,219
Syngenta AG	25,292	6,445,031
Temenos Group AG**	227,327	5,612,145

		40,382,518

Russia — 4.7%
Sberbank RF	1,262,359	5,327,155
Uralkali-GDR**	199,100	7,416,475
Vimpel-Communications — SP ADR	388,114	16,145,542
Wimm-Bill-Dann Foods — ADR	86,618	11,350,423

		40,239,595

Luxembourg — 4.0%
ArcelorMittal	141,986	11,006,473
Evraz Group SA — GDR	106,388	8,245,070
Millicom International Cellular SA**	130,302	15,367,818

		34,619,361

Norway — 3.3%
Renewable Energy Corp. AS**	76,200	3,873,256
Seadrill, Ltd.**	606,700	14,804,783
Tandberg ASA	476,300	9,956,085

		28,634,124

Sweden — 3.1%
Axis Communications AB	232,000	5,707,390
Hennes & Mauritz AB — B	191,958	11,687,008
Oriflame Cosmetics SA — SDR	147,700	9,438,065

		26,832,463

Greece — 2.7%
Coca-Cola Hellenic Bottling Co. SA	224,449	9,713,424
Diana Shipping, Inc.	141,612	4,455,113
National Bank of Greece SA	126,998	8,723,140

		22,891,677

Spain — 2.4%
Grifols SA	365,454	8,233,762
Tecnicas Reunidas SA	192,737	12,336,836

		20,570,598

Italy — 2.1%
Prysmian SpA**	434,487	10,729,250
Trevi Finanziaria SpA	393,691	7,051,062

		17,780,312

France — 1.7%
Alstom SA	37,837	8,131,993
Nexans SA	51,176	6,397,280

		14,529,273

Netherlands — 1.5%
Koninklijke Boskalis Westminster NV — CVA	214,239	13,049,106

Denmark — 1.5%
Novo Nordisk AS — B	188,950	12,411,300

Belgium — 1.3%
EVS Broadcast Equipment SA	36,753	4,277,291
Telenet Group Holding NV**	224,329	6,533,377

		10,810,668

Czech Republic — 1.0%
Komercni Banka AS	34,000	8,171,846

Bermuda — 0.7%
Excel Maritime Carriers, Ltd.	152,000	6,108,880

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

Ireland — 0.3%
Paddy Power PLC	75,781	$2,521,712

Total EUROPE		446,968,391

FAR EAST — 27.1%

Japan — 7.7%
Capcom Co., Ltd.	188,300	4,812,214
Daikin Industries, Ltd.	195,153	10,935,486
GEO Corp.	3,241	5,860,287
Kuraray Co., Ltd.	356,000	4,330,699
Makita Corp.	177,200	7,518,489
Nintendo Co., Ltd.	26,300	15,749,631
Shima Seiki Mfg., Ltd.	159,700	7,433,559
Shinko Plantech Co., Ltd.	384,700	5,217,030
Tokai Carbon Co., Ltd.	446,000	4,012,263

		65,869,658

Australia — 6.5%
Boart Longyear Group**	6,907,422	14,252,861
CSL, Ltd.	396,376	12,654,629
Harvey Norman Holdings, Ltd.	727,471	4,343,530
Incitec Pivot, Ltd.	68,646	7,058,141
Oxiana, Ltd.	2,099,116	6,414,073
Rio Tinto, Ltd.	33,799	3,975,253
WorleyParsons, Ltd.	156,884	7,163,087

		55,861,574

Singapore — 4.9%
Capitaland, Ltd.	1,047,000	4,560,554
Cosco Corp., Ltd.	3,497,809	14,045,181
Keppel Corp., Ltd.	1,355,000	12,237,313
Swiber Holdings, Ltd.**	4,644,000	11,065,977

		41,909,025

China — 4.3%
AAC Acoustic Technologies Holdings, Inc.**	4,948,000	6,662,990
China Coal Energy Co. — H	2,307,000	7,248,762
China Merchants Bank Co., Ltd. — H	927,500	3,788,555
Parkson Retail Group, Ltd.	1,161,000	13,988,759
Rexcapital Financial Holdings, Ltd.**	26,160,000	4,998,897

		36,687,963

Malaysia — 1.5%
Resorts World BHD	11,213,500	13,156,450

Indonesia — 1.1%
PT Bumi Resources Tbk	14,865,000	9,495,874

South Korea — 1.1%
NHN Corp.**	39,219	9,473,229

Total FAR EAST		232,453,773

NORTH AMERICA — 12.3%

Canada — 10.8%
Major Drilling Group International, Inc.**	163,053	10,342,082
Potash Corp. of Saskatchewan, Inc.	106,162	15,434,607
Research In Motion, Ltd.**	159,600	18,202,113
Rogers Communications, Inc. — B	287,825	13,120,469
Shoppers Drug Mart Corp.	223,977	12,086,747
Uranium Participation Corp.**	863,942	9,200,092
Yamana Gold Inc.	1,108,212	14,473,735

		92,859,845

Mexico — 1.5%
America Movil SAB de CV — L — ADR	200,716	12,321,955

Total NORTH AMERICA		105,181,800

AFRICA — 2.2%

South Africa — 2.2%
Aspen Pharmacare Holdings, Ltd.**	1,120,263	6,228,829
Kumba Iron Ore, Ltd.	180,826	7,540,645
Spar Group, Ltd.	561,380	4,953,099

		18,722,573

Total AFRICA		18,722,573

SOUTH AMERICA — 0.9%

Brazil — 0.9%
Dufry South America, Ltd. — BDR**	294,741	7,534,110

Total SOUTH AMERICA		7,534,110

MIDDLE EAST — 0.5%

Egypt — 0.5%
Egyptian Financial Group-Hermes Holding SAE	389,166	4,656,235

Total MIDDLE EAST		4,656,235

Total EQUITY SECURITIES (Cost $662,361,429)		815,516,882

TOTAL INVESTMENTS (COST $662,361,429)	95.2%	$815,516,882
Other Assets in Excess of Liabilities	4.8%	41,523,963

Net Assets	100.0%	$857,040,845

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$664,729,378

Gross Appreciation	$165,607,834
Gross Depreciation	(14,820,330)

Net Appreciation	$150,787,504

** Non-income producing security
ADR — American Depository Receipt
BDR — Bearer Depository Receipt

CVA —	Commanditaire Vennootschap op Andelen (Limited Partnership, with Shares)
GDR — Global Depository Receipt
SDR — Swedish Depository Receipts
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	46.5%
Asia/Far East Ex-Japan	19.4%
North America	12.3%
Japan	7.7%
Eastern Europe	5.7%
Africa	2.2%
South America	0.9%
Middle East	0.5%

Top Ten Holdings*

Research In Motion, Ltd.	2.1%
Vimpel-Communications — SP ADR	1.9%
Nintendo Co., Ltd.	1.8%
Potash Corp. of Saskatchewan, Inc.	1.8%
Millicom International Cellular SA	1.8%
Seadrill, Ltd.	1.7%
Yamana Gold Inc.	1.7%
Boart Longyear Group	1.7%
Cosco Corp., Ltd.	1.6%
Parkson Retail Group, Ltd.	1.6%

*	All percentages are stated as a percent of net assets at December 31, 2007.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

Percent of
Industry	Net Assets

Automobiles	0.6%
Banking	3.0%
Basic Industries/Multi-Industry	2.3%
Beverages & Tobacco	1.1%
Broadcasting & Publishing Services	1.5%
Business & Public Services	2.0%
Capital Goods/Multi-Industry	1.4%
Chemicals	4.2%
Construction	3.8%
Consumer Non-Durables/Multi-Industry	1.6%
Consumer Services/Multi-Industry	2.2%
Electrical & Electronics	4.1%
Electronic Components	3.9%
Electronic Systems/Devices	2.1%
Energy Equipment	1.1%
Energy/Multi-Industry	0.8%
Energy Sources	5.9%
Financial Services	1.1%
Food Processors	1.3%
Gold Mining	0.8%
Health Care	4.6%
Health Care/Multi-Industry	1.7%
Leisure & Tourism	1.8%
Machinery & Engineering	11.2%
Maritime	0.7%
Merchandising	2.5%
Metals — Nonferrous	3.2%
Metals — Steel	2.3%
Miscellaneous Materials	2.5%
Precious Metals	1.7%
Real Estate	0.5%
Recreation	2.5%
Retailing — Goods	3.1%
Technology/Multi-Industry	4.2%
Telecommunications	3.1%
Telephone Utilities	3.2%
Textiles & Apparel	1.1%
Transportation — Shipping	0.5%
Other Assets in Excess of Liabilities	4.8%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $662,361,429)	$815,516,882
Cash	43,979,897
Receivables:
Dividends	150,348
Interest	528,200
Fund shares sold	4,394,175
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	35,393
Prepaid expenses and other assets	22,413

TOTAL ASSETS	864,627,308

LIABILITIES:
Payables:
Investment securities purchased	5,141,582
Fund shares redeemed	1,247,451
Due to affiliates	1,017,299
Accrued expenses	180,131

TOTAL LIABILITIES	7,586,463

NET ASSETS	$857,040,845

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	20,624,810

NET ASSET VALUE	$41.55

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$827,376,830
Accumulated net investment loss	(2,321,500)
Accumulated net realized loss	(121,174,952)
Unrealized net foreign exchange gain	5,014
Unrealized net appreciation on investments	153,155,453

NET ASSETS	$857,040,845

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2007

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $795,538)	$7,932,847
Interest	1,345,767
Other	40,895

Total income	9,319,509

Expenses:
Investment advisory fee	10,390,126
Administration fee	441,633
Professional fees	173,472
Audit and tax fees	42,501
Federal and state registration fees	60,000
Custodian fees	227,884
Transfer agent fees	81,340
Trustees’ fees	62,994
Miscellaneous	162,966

Total expenses	11,642,916

Fees paid indirectly	(304,514)

Net expenses	11,338,402

Net investment loss	(2,018,893)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	166,020,880
Net realized foreign exchange loss	(82,158)
Net change in unrealized foreign exchange loss	(74,254)
Net change in unrealized appreciation on investments	26,982,446

Net realized and unrealized gain on investments and foreign currency transactions	192,846,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,828,021

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2007	December 31, 2006

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(2,018,893)	$(3,520,760)
Net realized gain on investments and foreign currency transactions	165,938,722	122,437,854
Net change in unrealized gain (loss) on investments and foreign currency transactions	26,908,192	(29,428,906)

Net increase in net assets resulting from operations	190,828,021	89,488,188

Distributions to shareholders:
Net investment income	(2,158,850)	—
Capital gains	(162,304,058)	(114,767,007)

Total distributions to shareholders	(164,462,908)	(114,767,007)

Capital share transactions:
Proceeds from shares sold	221,149,826	295,312,959
Reinvestment of distributions	159,490,357	112,057,937
Cost of shares redeemed	(189,777,550)	(345,776,915)
Redemption fees	61,826	186,950

Net increase in net assets derived from capital share transactions	190,924,459	61,780,931

Total increase in net assets	217,289,572	36,502,112

NET ASSETS:

Beginning of period	$639,751,273	$603,249,161

End of period (Including accumulated net investment loss of $2,321,500 and $3,072,458)	$857,040,845	$639,751,273

Capital share transactions are as follows:
Shares issued	4,610,299	6,664,745
Shares reinvested	4,054,264	2,894,854
Shares redeemed	(4,296,417)	(7,944,732)

Net increase from capital share transactions	4,368,146	1,614,867

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year		For the year	For the year		For the year	For the year
	ended		ended	ended		ended	ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2007		2006	2005		2004	2003

Net asset value, beginning of period	$39.35		$41.20	$31.67		$29.28	$18.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)		(0.21)	0.02		(0.02)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	12.19		6.82	13.78		3.45	11.40

Total income from investment operations	12.16		6.61	13.80		3.43	11.25

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)		—	(0.04)		—	—
Distributions from capital gains	(9.83)		(8.47)	(4.23)		(1.05)	—

Total distributions	(9.96)		(8.47)	(4.27)		(1.05)	—

Redemption fees added to paid-in capital	0.00	~	0.01	0.00	~	0.01	0.00	~

Net asset value, end of period	$41.55		$39.35	$41.20		$31.67	$29.28

Total Return	32.32%		16.41%	43.97%		11.95%	62.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$857,041		$639,751	$603,249		$344,986	$260,619
Ratio of expenses before fees paid indirectly to average net assets	1.63%		1.74%	1.82%		1.94%	2.02%†
Ratio of net expenses to average net assets	1.59	%#	1.68%#	1.77	%#	1.70%#	2.02%†#
Ratio of net investment loss to average net assets	(0.28)	%#	(0.50) %#	(0.02)	%#	(0.05) %#	(1.11	)%†#
Portfolio turnover	217.86%		216.29%	180.42%		518.81%	515.76%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) gained 42.36% for the year ended December 31, 2007. This performance exceeded the performance its two major benchmark indices: the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, which gained 39.78% and the MSCI Emerging Markets Growth Index, which gained 36.96% for the year.

In 2007, emerging market economies continued to enjoy a bull run that has lasted five years and investors continued to invest money into the asset class. Inflows into emerging markets by U.S. investors accounted for a record $40 billion during 2007. The emerging market sector continues to gain strong investor sentiment as their ability to withstand financial difficulties has been better than many developed markets. This can be partially attributed to the fact that many emerging market governments are paying down debt, running current account surpluses, and have strong foreign exchange reserves. In aggregate, emerging market economies are now a net creditor to the United States. Inflation and global economic weakness remain a large concern for many emerging market economies. Increasing commodity, energy, and food costs and a weakening U.S. dollar threaten to create heightened inflationary pressures.

Over the course of 2007, a key contributor to performance was the Fund’s allocation and selection of holdings in the information technology sector. Holdings such as NHN Corporation (KDQ:035420), a Korean-based company engaged in the online media industry, contributed to Fund performance. The company operates an Internet search engine, a multi-player online gaming website, and a wide range of Internet-based services. The company operates the most visited search engine and online gaming sites in Korea and will soon set up additional ventures in Japan, concentrating on web search services.

Similarly, allocation and stock selection in the energy sector beneficially contributed to the performance of the Fund in 2007. Holdings such as PT Bumi Resources Tbk (JAK:BUMI), an Indonesia-based coal mining company, contributed to performance. The company is engaged in the mining, manufacturing, production and marketing of coal. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Russia, Indonesia, and India. One of the holdings in Russia that contributed to the Fund’s performance in 2007 was Mechel OAO (NYSE:MTL), an integrated mining and steel company. The company’s business is focused on mining products used in the production of steel, primarily coking coal, iron ore, and nickel. Mechel OAO also produces a significant amount of steam coal. This holding benefited from rising production of high-value added products and declining costs in some of the company’s core product groups and a favorable environment across customer markets.

Despite a fairly strong investment pool from which to select stocks, not all holdings contributed positively to performance. Two sectors where allocation or stock selection detracted from Fund performance were the financials and the telecommunication services sectors. Additionally, holdings in Brazil, Turkey, and Egypt detracted from Fund performance versus the benchmark.

Within the financials sector, Shin Kong Financial Holding Co. Ltd. (TPE:2888), headquartered in Taipei, Taiwan, was an example of a holding that detracted from performance in 2007. The company provides banking, credit card, trust, insurance, and various additional investment services. A decline in net profits that was attributed to a write-down contributed to the weaker performance of this stock.

We continue to add names with good earnings potential in the developing world, emphasizing visible and defensible business models with strong pricing power. As we move into the new year, the Fund reflects increased exposure to markets such as India, Turkey, and Russia relative to exposures from the prior year. Given the recent strength of the emerging market asset class, we are slightly more cautious about its near-term return potential.

Emery Brewer, the Fund’s Portfolio Manager, retired from Driehaus Capital Management on December 31, 2007. Howard Schwab became Co-Portfolio Manager for the Fund in August and has assumed sole portfolio manager responsibilities since Mr. Brewer’s departure. During the course of 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007.

As always, we at Driehaus Capital Management LLC thank you for your continued interest in the Driehaus Emerging Markets Growth Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Howard M. Schwab	Daniel M. Rea
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/07	1 Year	3 Years	5 Years	10 Years	(12/31/97 - 12/31/07)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	42.36%	40.84%	41.83%	22.33%	22.33%
MSCI Emerging Markets Index[2]	39.78%	35.60%	37.44%	14.52%	14.52%
MSCI Emerging Markets Growth Index[3]	36.96%	35.02%	34.79%	13.56%	13.56%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.3%

FAR EAST — 47.3%

China — 13.4%
AAC Acoustic Technologies Holdings, Inc.**	6,832,000	$9,199,990
Airmedia Group, Inc. — ADR**	287,739	6,439,599
Belle International Holdings, Ltd.	3,150,000	4,758,894
China Coal Energy Co. — H	3,764,000	11,826,763
China Mengniu Dairy Co., Ltd.	1,895,000	6,950,650
China Merchants Bank Co., Ltd. — H	2,537,000	10,362,871
China Mobile, Ltd.	1,074,000	18,994,101
Lee & Man Paper Manufacturing, Ltd.	2,530,000	11,112,999
New World Department Store China**	7,568,500	10,715,910
Shui On Land, Ltd.	7,277,000	8,492,664
SINA Corp.**	123,514	5,472,905
Suntech Power Holdings Co., Ltd. — ADR**	120,981	9,959,156
Zijin Mining Group Co., Ltd. — H	9,235,000	14,330,867

		128,617,369

South Korea — 12.7%
Cheil Communications, Inc.	12,244	3,688,700
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	122,798	6,769,272
Hite Brewery Co., Ltd.	62,347	9,491,424
Hyundai Development Co.	102,576	10,026,926
Hyundai Steel Co.	124,896	10,540,873
Kiwoom Securities Co., Ltd.	77,160	5,316,831
MegaStudy Co., Ltd.	28,156	8,091,410
NHN Corp.**	46,613	11,259,227
Pyeong San Co., Ltd.	204,316	11,132,008
Samsung Electronics Co., Ltd.	12,511	7,431,351
Shinhan Financial Group Co., Ltd.	227,387	12,996,319
Shinsegae Co., Ltd.	22,588	17,519,243
SK Telecom Co., Ltd.	26,715	7,106,495

		121,370,079

Taiwan — 8.5%
Asustek Computer, Inc.	5,212,000	15,651,507
AU Optronics Corp.	7,143,837	13,986,146
Delta Electronics, Inc.	3,512,782	12,021,730
High Tech Computer Corp.	524,000	9,677,227
Unimicron Technology Corp.	6,743,680	11,851,262
Yang Ming Marine Transport	11,060,187	8,559,117
Yuanta Financial Holding Co., Ltd.**	15,499,000	10,106,641

		81,853,630

Thailand — 3.1%
Asian Property Development Public Co., Ltd. — NVDR	10,336,600	1,963,908
BEC World Public Co., Ltd. — NVDR	17,125,700	14,616,710
Siam Commercial Bank Public Co., Ltd. — NVDR	4,977,900	12,782,792

		29,363,410

India — 2.7%
Rolta India, Ltd.	608,505	11,043,868
Infosys Technologies, Ltd.	86,515	3,884,889
DLF, Ltd.	403,834	11,002,850

		25,931,607

Malaysia — 2.4%
Digi.com BHD	893,100	6,697,575
Resorts World BHD	13,552,000	15,900,139

		22,597,714

Indonesia — 2.1%
PT Bakrieland Development Tbk**	46,387,500	3,062,044
PT Bumi Resources Tbk	13,467,500	8,603,141
PT Perusahaan Gas Negara Tbk	5,092,000	8,321,767

		19,986,952

Philippines — 1.0%
Ayala Land, Inc.	27,477,180	9,486,367

Pakistan — 0.9%
Fauji Fertilizer Bin Qasim, Ltd.	13,210,247	8,537,089

Singapore — 0.5%
Golden Agri-Resources, Ltd.	3,517,000	5,179,784

Total FAR EAST		452,924,001

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EUROPE — 16.2%

Russia — 8.8%
Golden Telecom, Inc. — ADR**	91,604	$9,247,424
LUKOIL — SP ADR	161,227	13,946,135
Mechel — ADR	156,665	15,218,438
NovaTek OAO — GDR	178,848	13,753,411
Sberbank RF	3,161,640	13,342,121
Uralkali — GDR**	243,800	9,081,550
X5 Retail Group NV — GDR**	257,546	9,400,429

		83,989,508

United Kingdom — 2.5%
Hikma Pharmaceuticals PLC	894,602	8,427,629
Tullow Oil PLC	524,831	6,806,422
Wellstream Holdings PLC**	386,374	8,329,545

		23,563,596

Turkey — 2.4%
Dogus Otomotiv Servis ve Ticaret AS	1,403,548	10,476,473
Turkcell Iletisim Hizmetleri AS	419,796	4,583,825
Türkiye Garanti Bankasi AS	937,959	8,401,424

		23,461,722

Austria — 1.3%
Raiffeisen International Bank Holding AG	82,591	12,509,946

Greece — 1.2%
Coca-Cola Hellenic Bottling Co. SA	260,552	11,275,844

Total EUROPE		154,800,616

SOUTH AMERICA — 14.5%

Brazil — 12.3%
Aracruz Celulose SA — ADR	171,083	12,720,021
Cyrela Brazil Realty SA	1,048,870	14,259,918
Dufry South America, Ltd. — BDR**	347,789	8,890,112
Gerdau SA — ADR	468,318	13,585,905
GVT Holding SA**	317,570	6,378,162
Lupatech SA	361,370	12,181,011
MRV Engenharia e Participacoes SA**	325,700	6,962,295
Net Servicos de Comunicacao SA (Pref.)**	236,802	2,886,856
Petroleo Brasileiro SA — ADR	265,121	30,552,544
Unibanco SA — GDR	69,248	9,669,791

		118,086,615

Argentina — 1.2%
Mercadolibre, Inc.**	159,182	11,760,366

Chile — 1.0%
La Polar SA	1,450,820	9,469,736

Total SOUTH AMERICA		139,316,717

AFRICA — 6.5%

South Africa — 6.5%
Aspen Pharmacare Holdings, Ltd.**	1,589,366	8,837,111
Kumba Iron Ore, Ltd.	335,566	13,993,475
MTN Group, Ltd.	933,269	17,487,314
Nedbank Group, Ltd.	391,760	7,795,820
Sasol, Ltd.	293,469	14,556,760

		62,670,480

Total AFRICA		62,670,480

NORTH AMERICA — 4.7%

Mexico — 4.7%
America Movil SAB de CV — L — ADR	282,487	17,341,877
Coca-Cola Femsa SAB de CV — L — SP ADR	101,155	4,984,918
Empresas ICA SAB de CV**	1,532,992	10,111,514
Grupo Aeroportuario del Pacifico SA de CV — ADR	284,463	12,695,584

		45,133,893

Total NORTH AMERICA		45,133,893

MIDDLE EAST — 2.1%

Egypt — 1.2%
Egyptian Financial Group-Hermes Holding SAE	941,725	11,267,410

Israel — 0.9%
Makhteshim — Agan Industries, Ltd.**	1,014,640	9,313,388

Total MIDDLE EAST		20,580,798

Total EQUITY SECURITIES
(Cost $619,220,892)		875,426,505

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY CERTIFICATES — 3.9% (Note C)

FAR EAST — 3.9%

India — 3.9%
Jaiprakash Associates, Ltd.†	852,000	$9,208,416
Punj Lloyd, Ltd.†	407,325	5,756,480
Reliance Communications, Ltd.†	1,165,280	22,022,627

Total FAR EAST		36,987,523

Total EQUITY CERTIFICATES
(Cost $14,536,989)		36,987,523

TOTAL INVESTMENTS
(COST $633,757,881)	95.2%	$912,414,028

Other Assets In Excess Of Liabilities	4.8%	45,816,189

Net Assets	100.0%	$958,230,217

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$644,098,686

Gross Appreciation	$274,036,180
Gross Depreciation	(5,720,838)

Net Appreciation	$268,315,342

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2007, the value of these restricted securities amounted to 36,987,523 or 3.9% of net assets.

Additional information on each restricted security is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Jaiprakash Associates, Ltd.	08/05/05 to 10/10/05	$1,079,886
Punj Lloyd, Ltd.	07/02/07 to 08/30/07	$2,738,916
Reliance Communications, Ltd	10/17/06 to 12/05/07	$10,718,187

ADR — American Depository Receipt
BDR — Bearer Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	51.2%
South America	14.5%
Eastern Europe	11.2%
Africa	6.5%
Western Europe	5.0%
North America	4.7%
Middle East	2.1%

Top Ten Holdings*

Petroleo Brasileiro SA — ADR	3.2%
Reliance Communications, Ltd.	2.3%
China Mobile, Ltd.	2.0%
Shinsegae Co., Ltd.	1.8%
MTN Group, Ltd.	1.8%
America Movil SAB de CV — L — ADR	1.8%
Resorts World BHD	1.7%
Asustek Computer, Inc.	1.6%
Mechel — ADR	1.6%
BEC World Public Co., Ltd. — NVDR	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

	Percent of		Percent of
Industry	Net Assets	Industry	Net Assets

Airlines	1.3%	Financial Services	4.0%
Alternative Energy	1.0%	Food & Household	3.2%
Automobiles	1.1%	Forest Products	1.3%
Banking	8.0%	Gold Mining	1.5%
Beverages	0.5%	Health Care	0.9%
Beverages & Tobacco	1.2%	Health Care/Multi-Industry	0.9%
Broadcasting & Publishing Services	0.7%	Leisure & Tourism	3.2%
Building Materials	1.2%	Machinery & Engineering	1.9%
Business & Public Services	2.5%	Merchandising	3.0%
Capital Goods/Multi-Industry	1.8%	Metals — Nonferrous	2.6%
Chemicals	4.3%	Metals — Steel	3.0%
Communications	1.5%	Miscellaneous Materials	1.2%
Construction	2.7%	Oil	4.6%
Consumer Durables/Multi-Industry	1.2%	Real Estate	3.8%
Consumer Services/Multi-Industry	4.0%	Retailing — Goods	1.2%
Data Processing	1.6%	Telecommunications	8.0%
Electrical & Electronics	2.0%	Telephone Utilities	1.8%
Electronic Components	6.3%	Textiles and Apparel	0.5%
Energy Equipment	0.9%	Transportation — Shipping	0.9%
Energy Sources	3.9%	Other Assets in Excess of Liabilities	4.8%

		TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $633,757,881)	$912,414,028
Foreign currency (Cost $15,164,476)	15,452,098
Cash	5,673,081
Receivables:
Dividends	1,013,653
Interest	107,346
Investment securities sold	39,460,788
Fund shares sold	983,594
Prepaid expenses and other assets	32,876

TOTAL ASSETS	975,137,464

LIABILITIES:
Payables:
Investment securities purchased	13,513,528
Fund shares redeemed	1,579,803
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	37,937
Due to affiliates	1,231,914
Foreign taxes	84,241
Accrued expenses	459,824

TOTAL LIABILITIES	16,907,247

NET ASSETS	$958,230,217

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	22,052,226

NET ASSET VALUE	$43.45

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$654,693,605
Accumulated net investment loss	(285,145)
Accumulated net realized gain	24,869,645
Unrealized net foreign exchange gain	295,965
Unrealized net appreciation on investments	278,656,147

NET ASSETS	$958,230,217

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2007

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $1,163,068)	$12,156,435
Interest	702,126

Total income	12,858,561

Expenses:
Investment advisory fee	13,196,726
Administration fee	507,913
Professional fees	226,022
Audit and tax fees	42,501
Federal and state registration fees	60,000
Custodian fees	813,536
Transfer agent fees	111,485
Trustees’ fees	71,325
Miscellaneous	281,554

Total expenses	15,311,062

Fees paid indirectly	(481,391)

Net expenses	14,829,671

Net investment loss	(1,971,110)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	227,991,989
Net realized foreign exchange loss	(894,842)
Net change in unrealized foreign exchange gain	95,289
Net change in unrealized appreciation on investments	80,481,721

Net realized and unrealized gain on investments and foreign currency transactions	307,674,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$305,703,047

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2007	December 31, 2006

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(1,971,110)	$(1,625,478)
Net realized gain on investments and foreign currency transactions	227,097,147	23,688,836
Net change in unrealized gain on investments and foreign currency transactions	80,577,010	138,159,678

Net increase in net assets resulting from operations	305,703,047	160,223,036

Distributions to shareholders:
Net investment income	—	—
Capital gains	(205,345,104)	(16,462,450)

Total distributions to shareholders	(205,345,104)	(16,462,450)

Capital share transactions:
Proceeds from shares sold	186,413,186	599,390,018
Reinvestment of distributions	203,595,850	16,441,182
Cost of shares redeemed	(321,083,936)	(213,087,995)
Redemption fees	156,209	700,347

Net increase in net assets derived from capital share transactions	69,081,309	403,443,552

Total increase in net assets	169,439,252	547,204,138

NET ASSETS:

Beginning of period	$788,790,965	$241,586,827

End of period (Including accumulated net investment loss of $285,145 and $128,569, respectively)	$958,230,217	$788,790,965

Capital share transactions are as follows:
Shares issued	4,132,115	17,692,607
Shares reinvested	4,942,726	426,164
Shares redeemed	(7,202,200)	(6,477,726)

Net increase from capital share transactions	1,872,641	11,641,045

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$39.09	$28.29	$23.00	$20.29	$12.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)	(0.07)	0.04	(0.01)	0.00
Net realized and unrealized gain (loss) on investments and foreign currency transactions	16.00	11.68	8.83	4.75	8.03

Total income from investment operations	15.91	11.61	8.87	4.74	8.03

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	(0.08)	(0.04)	—
Distributions from capital gains	(11.56)	(0.84)	(3.51)	(2.00)	—

Total distributions	(11.56)	(0.84)	(3.59)	(2.04)	—

Redemption fees added to paid-in capital	0.01	0.03	0.01	0.01	0.00	~

Net asset value, end of period	$43.45	$39.09	$28.29	$23.00	$20.29

Total Return	42.36%	41.22%	38.95%	24.12%	65.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$958,230	$788,791	$241,587	$143,480	$99,986
Ratio of expenses before fees paid indirectly to average net assets	1.74%	1.83%	2.07%	2.23%	2.35	%†
Ratio of net expenses to average net assets	1.69%#	1.78%#	2.01%#	2.03%#	2.34	%†#
Ratio of net investment income (loss) to average net assets	(0.22) %#	(0.32) %#	(0.02) %#	(0.29) %#	0.04	%†#
Portfolio turnover	165.07%	181.01%	349.69%	356.90%	432.47%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Equity Yield Fund (“Fund”) gained 30.78% from its inception on April 2, 2007 through December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index and the MSCI AC World ex USA Growth Index, which gained 12.78% and 16.26%, respectively, for the same period.1

As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

Since the Fund’s inception, a key contributor to performance was the Fund’s allocation and selection of holdings in the energy sector. Holdings such as China Coal Energy Company Ltd. (HKG:1898), which engages in the mining and processing of coal and coke products in addition to the manufacturing and sales of coal mining machinery contributed positively to the Fund’s performance. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Similarly, allocation and stock selection in the financial sector also beneficially contributed to the performance of the Fund since its inception. Holdings such as China Merchants Bank Co., Ltd.(HKG:3968), contributed positively to Fund performance. The company is a commercial bank that offers financial services to both corporate and individual clients. This holding benefited from growth in assets, an increase in deposit and loan interest rate gaps, rising non-interest income, and a decline in credit costs.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in China, Australia, and Canada. One of the holdings in Australia that contributed to the performance of the Fund was Rio Tinto Limited (ASX:RIO), an international mining company. The company’s major products include aluminium, copper, diamonds, energy products, gold, industrial minerals (borates, titanium dioxide, salt and talc), and iron ore. The stock benefited from China’s demand for iron ore, which has sent prices rising.

Certain areas, such as the utilities sector, however, detracted from Fund performance versus its benchmark due to a lower sector allocation. Holdings in Singapore, Brazil, and Spain also detracted from Fund performance versus the benchmark.

While overall the Fund benefited from its allocation to and stock selection in the industrials sector, Nexans (EPA:NEX) was an example of a holding that detracted from Fund performance. Europe’s largest cable maker, Nexans is a France-based wire and cable manufacturer. The company provides copper and fiber-optic cables, as well as other associated components, to the buildings, industry, and infrastructure markets. The company’s stock price declined after they announced plans to acquire the cable business of Medeco, a Chilean copper cable and pipe manufacturer.

We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Switzerland, and Russia relative to exposures since the inception of the Fund. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.

On August 1, 2007, Lynette Schroeder was named Lead Portfolio Manager of the Fund replacing Howard Schwab. At that same time, the Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager. In 2007, Driehaus Capital Management LLC also added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Equity Yield Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During the period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus International Equity Yield Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since April 2, 2007 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Since Inception
Average Annual Total Returns as of 12/31/07	(4/2/07 - 12/31/07)
Driehaus International Equity Yield Fund (DRIYX)[1]	30.78%
MSCI AC World ex USA Index[2]	12.78%
MSCI AC World ex USA Growth Index[3]	16.26%

You cannot invest directly in any of these indices.

1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 89.4%

EUROPE — 49.4%

United Kingdom — 6.5% Aggreko PLC	101,413	$1,075,984
Autonomy Corp. PLC**	66,596	1,171,886
Chemring Group PLC	15,363	628,759
Hikma Pharmaceuticals PLC	52,867	498,035
Weir Group PLC	52,997	853,991
Wellstream Holdings PLC**	36,239	781,249

		5,009,904

Germany — 5.1%
Centrotherm Photovoltaics AG**	2,179	238,936
Kontron AG	22,864	458,637
Q-Cells AG**	5,461	779,264
SGL Carbon AG**	15,343	830,443
Software AG	4,612	408,423
Solarworld AG	6,896	420,937
United Internet AG	31,876	775,963

		3,912,603

Finland — 4.8%
Nokia OYJ	29,097	1,128,196
Nokian Renkaat OYJ	14,681	516,219
Outotec OYJ	17,619	968,572
Wartsila Corp. OYJ — B	13,541	1,031,260

		3,644,247

Switzerland — 4.6%
Lonza Group AG	7,333	889,948
Meyer Burger Technology AG**	2,198	811,521
Sonova Holding AG	6,447	728,323
Syngenta AG	2,145	546,599
Temenos Group AG**	21,495	530,659

		3,507,050

Luxembourg — 3.9% ArcelorMittal	12,477	967,192
Evraz Group SA — GDR	8,900	689,750
Millicom International Cellular SA**	10,954	1,291,915

		2,948,857

Russia — 3.7%
Sberbank RF	107,022	451,633
Uralkali-GDR**	16,700	622,075
Vimpel-Communications — SP ADR	32,963	1,371,261
Wimm-Bill-Dann Foods — ADR	3,100	406,224

		2,851,193

Norway — 3.2%
Renewable Energy Corp. AS**	7,250	368,518
Seadrill, Ltd.**	52,000	1,268,912
Tandberg ASA	40,400	844,480

		2,481,910

Sweden — 3.1%
Axis Communications AB	21,550	530,148
Hennes & Mauritz AB — B	16,505	1,004,876
Oriflame Cosmetics SA — SDR	12,600	805,143

		2,340,167

Greece — 2.6%
Coca-Cola Hellenic Bottling Co. SA	18,806	813,862
Diana Shipping, Inc.	13,043	410,333
National Bank of Greece SA	10,653	731,725

		1,955,920

Spain — 2.3%
Grifols SA	31,940	719,616
Tecnicas Reunidas SA	16,432	1,051,790

		1,771,406

Italy — 2.0%
Prysmian SpA**	37,627	929,164
Trevi Finanziaria SpA	34,689	621,285

		1,550,449

France — 1.6%
Alstom SA	3,246	697,636
Nexans SA	4,293	536,648

		1,234,284

Netherlands — 1.4%
Koninklijke Boskalis
Westminster NV — CVA	18,169	1,106,657

Denmark — 1.4%
Novo Nordisk AS — B	16,125	1,059,181

Belgium — 1.2%
EVS Broadcast Equipment SA	3,451	401,625
Telenet Group Holding NV**	19,019	553,911

		955,536

Czech Republic — 1.0% Komercni Banka AS	3,274	786,901

Bermuda — 0.7%
Excel Maritime Carriers, Ltd.	13,000	522,470

Ireland — 0.3%
Paddy Power PLC	6,482	215,697

Total EUROPE		37,854,432

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

FAR EAST — 24.8%

Japan — 7.3%
Capcom Co., Ltd.	17,700	$452,343
Daikin Industries, Ltd.	16,700	935,792
GEO Corp.	276	499,056
Kuraray Co., Ltd.	30,000	364,946
Makita Corp.	15,100	640,684
Nintendo Co., Ltd.	2,200	1,317,460
Shima Seiki Mfg., Ltd.	13,700	637,694
Shinko Plantech Co., Ltd.	29,400	398,702
Tokai Carbon Co., Ltd.	38,000	341,852

		5,588,529

Australia — 6.2%
Boart Longyear Group**	587,189	1,211,613
CSL, Ltd.	33,617	1,073,250
Harvey Norman Holdings, Ltd.	62,124	370,926
Incitec Pivot, Ltd.	5,759	592,137
Oxiana, Ltd.	176,103	538,102
Rio Tinto, Ltd.	2,866	337,083
WorleyParsons, Ltd.	13,326	608,445

		4,731,556

Singapore — 4.7%
Capitaland, Ltd.	90,000	392,025
Cosco Corp., Ltd.	301,000	1,208,642
Keppel Corp., Ltd.	116,000	1,047,622
Swiber Holdings, Ltd.**	398,000	948,376

		3,596,665

China — 4.1%
AAC Acoustic Technologies Holdings, Inc.**	414,000	557,494
China Coal Energy Co. — H	197,000	618,988
China Merchants Bank Co., Ltd. — H	79,500	324,733
Parkson Retail Group, Ltd.	97,500	1,174,767
Rexcapital Financial Holdings, Ltd.**	2,375,000	453,837

		3,129,819

Malaysia — 1.5%
Resorts World BHD	952,400	1,117,421

South Korea — 1.0%
NHN Corp.	3,334	805,317

Total FAR EAST		18,969,307

NORTH AMERICA — 11.7%

Canada — 10.3%
Major Drilling Group International, Inc.**	14,062	891,921
Potash Corp. of Saskatchewan, Inc.	9,000	1,308,486
Research In Motion, Ltd.**	13,557	1,546,153
Rogers Communications, Inc. — B	24,402	1,112,362
Shoppers Drug Mart Corp.	19,421	1,048,040
Uranium Participation Corp.**	73,454	782,209
Yamana Gold Inc.	93,559	1,221,922

		7,911,093

Mexico — 1.4%
America Movil SAB de CV — L — ADR	17,777	1,091,330

Total NORTH AMERICA		9,002,423

AFRICA — 2.2%

South Africa — 2.2%
Aspen Pharmacare Holdings, Ltd.**	94,281	524,217
Kumba Iron Ore, Ltd.	15,443	643,990
Spar Group, Ltd.	56,347	497,154

		1,665,361

Total AFRICA		1,665,361

SOUTH AMERICA — 0.8%

Brazil — 0.8%
Dufry South America, Ltd. — BDR**	24,447	624,909

Total SOUTH AMERICA		624,909

MIDDLE EAST — 0.5%

Egypt — 0.5%
Egyptian Financial Group-Hermes Holding SAE	33,005	394,893

Total MIDDLE EAST		394,893

Total EQUITY SECURITIES (Cost $63,401,029)		68,511,325

TOTAL INVESTMENTS (COST $63,401,029)	89.4%	$68,511,325
Other Assets In Excess Of Liabilities	10.6%	8,144,637

Net Assets	100.0%	$76,655,962

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$63,721,192

Gross Appreciation	$7,606,776
Gross Depreciation	(2,816,643)

Net Appreciation	$4,790,133

** Non-income producing security
ADR — American Depository Receipt
BDR — Bearer Depository Receipt

CVA —	Commanditaire Vennootschap op Andelen (Limited Partnership, with Shares)
GDR — Global Depository Receipt
SDR — Swedish Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	44.7%
Asia/Far East Ex-Japan	17.5%
North America	11.7%
Japan	7.3%
Eastern Europe	4.7%
Africa	2.2%
South America	0.8%
Middle East	0.5%

Top Ten Holdings*

Research In Motion, Ltd.	2.0%
Vimpel-Communications — SP ADR	1.8%
Nintendo Co., Ltd.	1.7%
Potash Corp. of Saskatchewan, Inc.	1.7%
Millicom International Cellular SA	1.7%
Seadrill, Ltd.	1.7%
Yamana Gold, Inc.	1.6%
Boart Longyear Group	1.6%
Cosco Corp., Ltd.	1.6%
Parkson Retail Group, Ltd.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

	Percent of		Percent of
Industry	Net Assets	Industry	Net Assets

Automobiles	0.7%	Health Care	4.4%
Banking	3.0%	Health Care/Multi-Industry	1.6%
Basic Industries/Multi-Industry	2.2%	Leisure & Tourism	1.7%
Beverages & Tobacco	1.1%	Machinery & Engineering	10.7%
Broadcasting & Publishing Services	1.5%	Maritime	0.7%
Business & Public Services	2.0%	Merchandising	2.4%
Capital Goods/Multi-Industry	1.3%	Metals — Nonferrous	3.0%
Chemicals	3.9%	Metals — Steel	2.2%
Construction	3.6%	Miscellaneous Materials	2.3%
Consumer Non-Durables/Multi-Industry	1.6%	Precious Metals	1.6%
Consumer Services/Multi-Industry	2.1%	Real Estate	0.5%
Electrical & Electronics	3.9%	Recreation	2.4%
Electronic Components	3.8%	Retailing — Goods	2.9%
Electronic Systems/Devices	2.0%	Technology/Multi-Industry	3.8%
Energy Equipment	1.0%	Telecommunications	3.0%
Energy/Multi-Industry	0.8%	Telephone Utilities	3.1%
Energy Sources	4.7%	Textiles & Apparel	1.1%
Financial Services	1.1%	Transportation — Shipping	0.5%
Food Processors	0.5%	Other Assets in Excess of Liabilities	10.6%

Gold Mining	0.7%	TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $63,401,029)	$68,511,325
Foreign currency (Cost $1,015,076)	1,036,579
Cash	7,551,904
Receivables:
Dividends	18,279
Interest	16,094
Fund shares sold	114,662
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	2,902
Prepaid expenses and other assets	42,910

TOTAL ASSETS	77,294,655

LIABILITIES:
Payables:
Investment securities purchased	429,143
Due to affiliates	90,438
Accrued expenses	119,112

TOTAL LIABILITIES	638,693

NET ASSETS	$76,655,962

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	8,915,029

NET ASSET VALUE	$8.60

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$69,126,365
Accumulated net investment loss	(811,445)
Accumulated net realized gain	3,208,605
Unrealized net foreign exchange gain	22,141
Unrealized net appreciation on investments	5,110,296

NET ASSETS	$76,655,962

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Statement of Operations
For the period ended December 31, 2007*

INVESTMENT INCOME:
Income:
Dividends (Net of non-reclaimable taxes of $120,933)	$1,156,798
Interest	207,467

Total income	1,364,265

Expenses:
Investment advisory fee	1,104,053
Administration fee	78,382
Professional fees	41,954
Audit and tax fees	42,500
Federal and state registration fees	24,303
Custodian fees	70,000
Transfer agent fees	2,754
Trustees’ fees	23,681
Miscellaneous	60,541

Total expenses	1,448,168

Investment advisory fees waived	(74,643)
Fees paid indirectly	(26,757)

Net expenses	1,346,768

Net investment income	17,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	25,824,252
Net realized foreign exchange loss	(122,112)
Net change in unrealized foreign exchange gain	22,141
Net change in unrealized appreciation on investments	5,110,296

Net realized and unrealized gain on investments and foreign currency transactions	30,834,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,852,074

*	Fund commenced operations on April 2, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Statement of Changes in Net Assets

For the period
April 2, 2007
through
December 31, 2007*

INCREASE IN NET ASSETS:
Operations:
Net investment income	$17,497
Net realized gain on investments and foreign currency transactions	25,702,140
Net change in unrealized gain on investments and foreign currency transactions	5,132,437

Net increase in net assets resulting from operations	30,852,074

Distributions to shareholders:
Net investment income	(2,232,103)
Capital gains	(21,090,374)

Total distributions to shareholders	(23,322,477)

Capital share transactions:
Proceeds from shares sold	130,742,616
Reinvestment of distributions	23,181,701
Cost of shares redeemed	(84,800,340)
Redemption fees	2,388

Net increase in net assets derived from capital share transactions	69,126,365

Total increase in net assets	76,655,962

NET ASSETS:

Beginning of period	$—

End of period (Including accumulated net investment loss of $811,445)	$76,655,962

Capital share transactions are as follows:
Shares issued	13,496,603
Shares reinvested	2,844,380
Shares redeemed	(7,425,954)

Net increase from capital share transactions	8,915,029

*	Fund commenced operations on April 2, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Financial Highlights

	For the period
	April 2, 2007
	through
	December 31, 2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.68

Total income from investment operations	2.85

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.41)
Distributions from capital gains	(3.84)

Total distributions	(4.25)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$8.60

Total Return	30.78	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$76,656
Ratio of expenses before fees paid indirectly to average net assets	1.97	%*†
Ratio of net expenses to average net assets	1.83	%*†#
Ratio of net investment income to average net assets	0.02	%*†#
Portfolio turnover	208.49	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

†	The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 1.75% of average daily net assets until March 31, 2010. Fund expenses were reimbursed for expenses exceeding the 1.75% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) gained 18.88% from its inception on September 17, 2007 through December 31, 2007. This performance significantly exceeded the performance of the Fund’s primary benchmark index, the Morgan Stanley Capital International World ex USA Small Cap Index, which declined 1.42% for the same period.1

International small capitalization stocks trailed international large capitalization stocks throughout 2007, with growth-related stocks modestly outperforming value-related stocks. The impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain across all market capitalization over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

A key contributor to performance was the Fund’s allocation and selection of holdings in the industrials sector. Holdings such as Meyer Burger Technology AG (SWF:MBTN), a Switzerland-based company that specializes in the development and manufacture of machines for sawing and processing a wide range of materials, contributed to performance. The company is a market leader in the manufacturing of machines that contain highly precise saws for cutting silicon and other crystals for use in solar power, optics, and semiconductors. This holding benefited from increased alternative energy demand, particularly solar power.

Similarly, allocation and stock selection in the consumer discretionary sector also contributed to Fund performance. Holdings such as Tradus PLC (LON:TRAD), a United Kingdom-based auctioneer that provides online consumer trading platforms and related Internet services in eleven European countries, contributed to performance. Tradus PLC appreciated after Naspers Ltd., Africa’s largest media company, agreed to purchase the company.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Switzerland, Germany, and Argentina. One of the holdings in Argentina that contributed to the Fund’s performance was MercadoLibre Inc. (NASDAQ:MELI). The company hosts online platforms in Latin America. The MercadoLibre marketplace is an automated, topically arranged online trading service that permits both businesses and individuals to list items and conduct their sales and purchases online in either a fixed-price or auction-based format. The company also has an online payment segment that assists the buyers and sellers in completing their transactions. After going public on August 10, 2007, the company has benefited from increased revenue and earnings.

Certain areas, however, detracted from Fund performance. One sector where allocation and stock selection negatively affected the performance of the Fund was financials. Additionally, holdings in Taiwan and Japan detracted from Fund performance versus the benchmark.

In the information technology sector, Av Tech Corporation (TPE:8072) was an example of a holding that detracted from performance. Av Tech Corporation is a Taiwan-based company engaged in the sale of semiconductor components and closed circuit television products. The company’s major products include color charged-coupled device cameras and digital video recorders. Declining net profit margins helped contribute to the weaker performance of this stock.

We have continued to add small cap names with good earnings potential throughout Europe and the emerging markets. As we move into the new year, the Fund’s exposure to such markets as the United Kingdom, Thailand, and Australia has increased.

During 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the firm during 2007.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Howard M. Schwab	David Mouser
Portfolio Manager	Assistant Portfolio Manager

[1]	During the period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns	Since Inception				Since Inception
as of 12/31/07	(9/17/07 - 12/31/07)	1 Year	3 Years	5 Years	(8/1/02 - 12/31/07)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	18.88%	48.55%	39.39%	46.66%	38.86%
MSCI World ex USA Small Cap Index[2]	−1.42%	3.65%	15.94%	26.88%	22.56%

You cannot invest directly in this index.

[1]	The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Limited Partnership’s assets on September 17, 2007. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund.

[2]	The Morgan Stanley Capital International World ex-USA Small Cap Index (MCSI World ex-USA Small Cap Index) is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the global developed and emerging markets. It is a subset of the Morgan Stanley Capital International All Country World Index (MSCI AC World Index) and is composed of only those MSCI AC World Index stocks which are categorized as small cap stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.7%

FAR EAST — 37.5%

China — 10.4%
AAC Acoustic Technologies Holdings, Inc.**	1,633,500	$2,199,676
JA Solar Holdings Co., Ltd. — ADR**	28,814	2,011,505
New Oriental Education & Technology Group, Inc. — SP ADR**	31,200	2,514,408
New World Department Store China**	2,976,000	4,213,589
Tian An China Investments Co., Ltd.	1,840,300	2,586,720
Xinyuan Real Estate Co., Ltd. — ADR**	95,944	1,365,283

		14,891,181

Australia — 5.3%
Arrow Energy NL**	738,226	1,763,098
Ausenco, Ltd.	55,791	745,585
Avoca Resources, Ltd.**	914,461	1,935,087
Industrea, Ltd.	2,140,456	1,315,596
NRW Holdings, Ltd.**	700,628	1,857,858

		7,617,224

Japan — 4.4%
Capcom Co., Ltd.	92,600	2,366,495
Nippon Synthetic Chemical Industry Co., Ltd.	111,500	578,884
Shinko Plantech Co., Ltd.	78,900	1,069,986
Sugi Pharmacy Co., Ltd.	79,400	2,281,466

		6,296,831

South Korea — 3.9%
Credu Corp.	20,638	2,883,874
MegaStudy Co., Ltd.	1,778	510,958
Pyeong San Co., Ltd.	41,617	2,267,472

		5,662,304

Thailand — 3.2%
Asian Property Development Public Co., Ltd. — NVDR	9,789,700	1,859,999
BEC World Public Co., Ltd. — NVDR	3,254,300	2,777,531

		4,637,530

Taiwan — 2.6%
GeoVision, Inc.	398,000	3,668,994

Indonesia — 2.4%
PT Bakrieland Development Tbk**	31,287,000	2,065,258
PT Indo Tambangraya Megah**	703,500	1,415,614

		3,480,872

Singapore — 2.0%
Swiber Holdings, Ltd.**	1,182,000	2,816,534

Hong Kong — 1.9%
Midland Holdings, Ltd.	1,692,500	2,674,174

Philippines — 1.4%
Megaworld Corp.	22,202,000	2,017,141

Vietnam — 0.0%
Luks Group Vietnam Holdings Co., Ltd.	1,500	1,847

Total FAR EAST		53,764,632

EUROPE — 35.2%
United Kingdom — 9.6%
Aveva Group PLC	93,862	1,803,960
Hikma Pharmaceuticals PLC	284,393	2,679,134
Southern Cross Healthcare, Ltd.	170,151	1,795,128
Tradus PLC**	143,727	5,129,837
Wellstream Holdings PLC**	109,199	2,354,139

		13,762,198

Germany — 9.4%
Aixtron AG**	290,542	4,039,730
Centrotherm Photovoltaics AG**	40,986	4,494,276
Manz Automation AG**	8,037	1,938,718
Roth & Rau AG**	2,040	766,823
Wirecard AG**	135,741	2,294,203

		13,533,750

Netherlands — 3.7%
Koninklijke Boskalis Westminster NV — CVA	43,058	2,622,624
Smartrac NV**	50,726	2,766,320

		5,388,944

Norway — 3.6%
Sevan Marine ASA**	226,000	3,412,986
Siem Offshore, Inc.**	303,020	1,077,062
Stepstone ASA**	154,000	680,682

		5,170,730

Switzerland — 3.0%
Meyer Burger Technology AG**	11,527	4,255,873

Belgium — 2.5%
Hansen Transmissions International**	627,445	3,597,105

Sweden — 1.6%
Axis Communications AB	92,750	2,281,726

Russia — 1.3%
Mechel — ADR	19,103	1,855,665

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

Spain — 0.5%
Tecnicas Reunidas SA	10,447	$668,698

Total EUROPE		50,514,689

NORTH AMERICA — 8.2%
Canada — 4.9%
5N Plus, Inc.**	130,877	1,055,556
Labrador Iron Ore Royalty Income Fund	79,733	3,832,548
Uranium Participation Corp.**	198,627	2,115,173

		7,003,277

United States — 3.3%
PriceSmart, Inc.	73,722	2,216,084
T-3 Energy Services, Inc.**	54,519	2,562,938

		4,779,022

Total NORTH AMERICA		11,782,299

SOUTH AMERICA — 4.9%
Brazil — 2.8%
Cyrela Commercial Properties SA Empreendimentos e Participacoes**	242,300	1,634,844
MRV Engenharia e Participacoes SA**	112,400	2,402,708

		4,037,552

Argentina — 2.1%
Mercadolibre, Inc.**	40,683	3,005,660

Total SOUTH AMERICA		7,043,212

MIDDLE EAST — 4.2%
Egypt — 2.3%
El Sewedy Cables Holding Co.**	153,735	3,288,598

Israel — 1.9%
Elbit Systems, Ltd.	44,441	2,648,239

Total MIDDLE EAST		5,936,837

AFRICA — 1.7%
South Africa — 1.7%
Spar Group, Ltd.	276,782	2,442,069

Total AFRICA		2,442,069

Total EQUITY SECURITIES (Cost $111,185,811)		131,483,738

WARRANTS — 0.0%

FAR EAST — 0.0%
China — 0.0%
Tian An China Investments Co., Ltd., Expires 01/02/10	275,300	—

Total WARRANTS (Cost $0)		—

TOTAL INVESTMENTS (COST $111,185,811)	91.7%	$131,483,738
Other Assets In Exess Of Liabilities	8.3%	11,880,337

Net Assets	100.0%	$143,364,075

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$112,506,088

Gross Appreciation	$21,214,740
Gross Depreciation	(2,237,090)

Net Appreciation	$18,977,650

**	Non-income producing security

ADR — American Depository Receipt
CVA — Commanditaire Vennootschap op Andelen
(Limited Partnership, with Shares)
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	33.9%
Asia/Far East Ex-Japan	33.1%
North America	8.2%
South America	4.9%
Japan	4.4%
Middle East	4.2%
Africa	1.7%
Eastern Europe	1.3%

Top Ten Holdings*

Tradus PLC	3.6%
Centrotherm Photovoltaics AG	3.1%
Meyer Burger Technology AG	3.0%
New World Department Store China	2.9%
Aixtron AG	2.8%
Labrador Iron Ore Royalty Income Fund	2.7%
GeoVision, Inc	2.6%
Hansen Transmissions International	2.5%
Sevan Marine ASA	2.4%
El Sewedy Cables Holding Co.	2.3%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

Percent of
Industry	Net Assets

Alternative Energy	2.1%
Basic Industries/Multi-Industry	1.0%
Building Materials	1.6%
Business & Public Services	1.6%
Capital Goods/Multi-Industry	2.5%
Chemicals	0.4%
Communications	1.8%
Construction	5.3%
Consumer Services/Multi-Industry	7.4%
Electronic Components	4.1%
Electronic Systems/Devices	1.8%
Energy Equipment	1.6%
Energy Sources	2.7%
Finance/Multi-Industry	0.8%
Gold Mining	1.3%
Health Care	1.3%
Health Care/Multi-Industry	3.5%
Leisure & Tourism	1.9%
Machinery & Engineering	6.5%
Merchandising	4.6%
Metals — Nonferrous	2.7%
Metals — Steel	1.3%
Miscellaneous Materials	0.5%
Oil	1.8%
Real Estate	8.5%
Retailing — Goods	3.6%
Technology/Multi-Industry	14.8%
Telecommunications	2.3%
Transportation — Shipping	2.4%
Other Assets in Excess of Liabilities	8.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $111,185,811)	$131,483,738
Foreign currency (Cost $3,668,569)	3,700,074
Cash	7,486,219
Receivables:
Dividends	37,768
Interest	47,947
Investment securities sold	3,753,128
Fund shares sold	170,615
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	8,579
Prepaid expenses and other assets	31,257

TOTAL ASSETS	146,719,325

LIABILITIES:
Payables:
Investment securities purchased	3,094,936
Due to affiliates	174,758
Accrued expenses	85,556

TOTAL LIABILITIES	3,355,250

NET ASSETS	$143,364,075

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	12,864,051

NET ASSET VALUE	$11.14

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$117,877,452
Accumulated net investment loss	(1,193,548)
Accumulated net realized gain	6,350,695
Unrealized net foreign exchange gain	31,549
Unrealized net appreciation on investments	20,297,927

NET ASSETS	$143,364,075

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Operations
For the period ended December 31, 2007*

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $15,265)	$159,838
Interest	223,812

Total income	383,650

Expenses:
Investment advisory fee	537,352
Administration fee	35,518
Professional fees	8,884
Audit and tax fees	42,400
Federal and state registration fees	8,999
Custodian fees	45,000
Transfer agent fees	2,020
Trustees’ fees	3,000
Miscellaneous	11,000

Total expenses	694,173

Fees paid indirectly	(11,785)

Net expenses	682,388

Net investment loss	(298,738)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	13,906,091
Net realized foreign exchange gain	53,870
Net change in unrealized foreign exchange gain	31,549
Net change in unrealized appreciation on investments	20,297,927

Net realized and unrealized gain on investments and foreign currency transactions	34,289,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,990,699

*	Fund commenced operations on September 17, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Changes in Net Assets

For the period
September 17, 2007
through
December 31, 2007*

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(298,738)
Net realized gain on investments and foreign currency transactions	13,959,961
Net change in unrealized gain on investments and foreign currency transactions	20,329,476

Net increase in net assets resulting from operations	33,990,699

Distributions to shareholders:
Net investment income	(1,206,952)
Capital gains	(7,297,124)

Total distributions to shareholders	(8,504,076)

Capital share transactions:
Proceeds from shares sold	144,236,868
Reinvestment of distributions	8,498,763
Cost of shares redeemed	(35,199,864)
Redemption fees	341,685

Net increase in net assets derived from capital share transactions	117,877,452

Total increase in net assets	143,364,075

NET ASSETS:

Beginning of period	$—

End of period (Including accumulated net investment loss of $1,193,548)	$143,364,075

Capital share transactions are as follows:
Shares issued	15,076,803
Shares reinvested	807,867
Shares redeemed	(3,020,619)

Net increase from capital share transactions	12,864,051

*	Fund commenced operations on September 17, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the period
	September 17, 2007
	through
	December 31, 2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.84

Total income from investment operations	1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)
Distributions from capital gains	(0.61)

Total distributions	(0.71)

Redemption fees added to paid-in capital	0.03

Net asset value, end of period	$11.14

Total Return	18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$143,364
Ratio of expenses before fees paid indirectly to average net assets	1.94	%*†
Ratio of net expenses to average net assets	1.90	%*†#
Ratio of net investment loss to average net assets	(0.83)	%*†#
Portfolio turnover	100.45	%**

*	Annualized

**	Not Annualized

†	The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with four separate series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The four Funds included in the Trust are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus International Equity Yield Fund	04/02/07
Driehaus International Small Cap Growth Fund	09/17/07

The investment objective of the Funds is to maximize capital appreciation.

The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

The Driehaus International Equity Yield Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Fiscal Year End

The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available.

The Funds determine income and expenses daily.

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

During the current year, the Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state jurisdiction. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. The adoption of FIN 48 did not result in any material impact to the accompanying financial statements.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

For the year ended December 31, 2007, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies and net operating losses. Results of operations and net assets were not affected by these classifications.

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Undistributed ordinary income	$4,928,701	$1,814,534	$1,403,161	$312,142
Undistributed net realized gain	(4,928,701)	(1,814,534)	(1,403,161)	(312,142)

During the year ended December 31, 2007, the Driehaus International Discovery Fund utilized $4,700,824 of capital loss carryforwards and as of December 31, 2007, the Fund had capital loss carryforwards of $101,278,177 expiring in 2008 and $24,839,330 expiring in 2009. During the year ended December 31, 2007, the Driehaus Emerging Markets Growth Fund utilized $402,998 of capital loss carryforwards and as of December 31, 2007, the Fund had no capital loss carryforwards. To the extent that the Driehaus International Discovery Fund realizes future net capital gains, those capital gains will be offset by any unused capital loss carryforward subject to the limitations described below. For the year ended December 31, 2007, the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund realized no post-October capital losses. The Driehaus International Discovery Fund realized post-October foreign currency losses of $89,755 and post-October passive foreign investment company losses of $1,210,068, which were deferred for tax purposes and were recognized on January 1, 2008, the Driehaus Emerging Markets Growth Fund realized post-October foreign currency losses of $285,145, which were deferred for tax purposes and were recognized on January 1, 2008, the Driehaus International Equity Yield Fund realized post-October foreign currency losses of $37,227 and post-October passive foreign investment company losses of $805,870, which were deferred for tax purposes and were recognized on January 1, 2008, and the Driehaus International Small Cap Growth Fund realized post-October passive foreign investment company losses of $515,022, which were deferred for tax purposes and were recognized on January 1, 2008.

Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus International Discovery Fund inherited from its merger with the Driehaus International Growth Fund on September 29, 2003 of approximately $126,117,507, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
Distributions paid from:	Discovery Fund	Growth Fund	Equity Yield Fund*	Cap Growth Fund**

Ordinary income	$80,760,251	$113,140,098	$21,573,322	$8,101,758
Net long-term capital gain	83,702,657	92,205,006	1,749,155	402,318

Total distributions paid	$164,462,908	$205,345,104	$23,322,477	$8,504,076

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Driehaus	Driehaus
	International	Emerging Markets
Distributions paid from:	Discovery Fund	Growth Fund

Ordinary income	$27,202,119	$1,568,623
Net long-term capital gain	87,564,888	14,893,827

Total distributions paid	$114,767,007	$16,462,450

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

As of December 31, 2007, the components of net assets on a tax basis were as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Undistributed ordinary income	$2,740,359	$8,784,434	$3,560,420	$6,501,382
Undistributed long-term capital gain	3,548,469	26,426,015	—	491,064

Accumulated earnings	$6,288,828	$35,210,449	$3,560,420	$6,992,446
Paid-in capital	827,376,830	654,693,605	69,126,365	117,877,452
Accumulated capital and other losses	(127,417,331)	(285,144)	(843,097)	(515,022)
Unrealized appreciation on foreign currency	5,014	295,965	22,141	31,549
Unrealized appreciation on investments	150,787,504	268,315,342	4,790,133	18,977,650

Net assets	$857,040,845	$958,230,217	$76,655,962	$143,364,075

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2007.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncement

In September, 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statements of Operations for a fiscal period.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee. The Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. The Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund each pay the

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets.

DCM has entered into an agreement to cap the Driehaus International Equity Yield Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until March 31, 2010. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2007, the Fund had $74,643 of its fees waived by DCM.

DCM has entered into an agreement to cap the Driehaus International Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2007, the Fund did not have any fees waived by DCM.

The amounts accrued and payable to DCM during the year ended December 31, 2007, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$10,390,126	$1,017,299
Driehaus Emerging Markets Growth Fund	13,196,726	1,231,914
Driehaus International Equity Yield Fund*	1,104,053	90,438
Driehaus International Small Cap Growth Fund**	537,352	174,758

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2007, these arrangements reduced the expenses of the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund by $304,514 (2.6%), $481,391 (3.1%), $26,757 (1.8%) and $11,785 (1.7%), respectively.

DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2007, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$6,116,705	$115,572	3,222,587
Driehaus Emerging Markets Growth Fund	7,227,952	465,610	14,119,485
Driehaus International Equity Yield Fund*	756,700	34,889	1,708,808
Driehaus International Small Cap Growth Fund**	502,492	45,288	1,013,498

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

Certain officers of the Trust are also officers of DCM and DS LLC. No such officers received compensation from the Funds.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

PFPC Inc. (“PFPC”), an indirect subsidiary of PNC Financial Services Group, Inc., serves as the Funds’ administrative and accounting agent. In compensation for these services, PFPC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PFPC also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, PFPC receives a monthly fee based on shareholder processing activity during the month. PFPC has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund. For the year ended December 31, 2007, PFPC waived $22,500 and $9,000, respectively, for the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund.

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

The Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2007, the Driehaus International Discovery Fund had no outstanding investments in equity certificates and the Driehaus Emerging Markets Growth Fund had unrealized appreciation of $22,450,534 as a result of its investment in these financial instruments. The aggregate market values of these certificates for the Driehaus Emerging Markets Growth Fund represented 4.1% of its total market value at December 31, 2007.

At December 31, 2007, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2007, the Funds’ currency transactions are limited to transaction hedges.

The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The Funds had the following outstanding contracts at December 31, 2007:

Driehaus International Discovery Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
US Dollars			Settlement	Appreciation
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$2,853,379	3,249,685	Australian Dollar	January 2008	$11,692
1,462,140	11,400,890	Hong Kong Dollar	January 2008	654
826,063	5,645,602	South African Rand	January 2008	23,047

		Net unrealized appreciation		$35,393

Driehaus Emerging Markets Growth Fund
Transaction Hedges:

Foreign Currency Purchased:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$1,365,759	2,431,052	Brazilian Real	January 2008	$(6,038)
5,036,733	7,250,126	Singapore Dollar	January 2008	37,164
231,841	1,584,482	South African Rand	January 2008	6,468
1,653,727	1,547,971,540	South Korean Won	January 2008	1,281

				$38,875

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2007

$5,176,214	9,213,661	Brazilian Real	January 2008	$42,364
5,843,907	3,997,057	Euro	January 2008	(95,179)
4,332,484	33,782,108	Hong Kong Dollar	January 2008	(2,915)
2,836,973	19,388,864	South African Rand	January 2008	(8,340)
2,744,104	2,568,618,311	South Korean Won	January 2008	(8,912)
1,865,938	62,854,111	Thailand Baht	January 2008	(3,830)

				$(76,812)

		Net unrealized depreciation		$(37,937)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus International Equity Yield Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
US Dollars			Settlement	Appreciation
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$243,671	277,514	Australian Dollar	January 2008	$998
119,185	929,331	Hong Kong Dollar	January 2008	54
66,287	453,030	South African Rand	January 2008	1,850

		Net unrealized appreciation		$2,902

Driehaus International Small Cap Growth Fund
Transaction Hedges:

Foreign Currency Purchased:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$128,192	64,399	British Pound Sterling	January 2008	$(1,176)
1,018,100	1,004,814	Canadian Dollar	January 2008	6,916
747,119	7,017,316,615	Indonesian Rupiah	January 2008	1,983
616,678	887,677	Singapore Dollar	January 2008	4,550
154,425	144,549,497	South Korean Won	January 2008	8
430,421	487,302	Swiss Franc	January 2008	(289)

				$11,992

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2007

$517,975	921,996	Brazilian Real	January 2008	$(203)
425,775	213,892	British Pound Sterling	January 2008	776
124,289	122,667	Canadian Dollar	January 2008	830
816,471	5,277,015	Swedish Krona	January 2008	(4,816)

				$(3,413)

		Net unrealized appreciation		$8,579

D.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$1,498,718,647	$1,481,708,722
Driehaus Emerging Markets Growth Fund	1,393,460,135	1,538,959,327
Driehaus International Equity Yield Fund*	187,475,505	241,548,062
Driehaus International Small Cap Growth Fund**	132,350,755	109,085,786

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2007, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note C).

F.	LINE OF CREDIT

The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds have agreed to pay commitment fees computed at a rate of 0.125% per annum on the average daily amount of the available committed line. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%. At December 31, 2007, the Funds had no outstanding borrowings under the line of credit.

G.	OFF BALANCE SHEET RISKS

The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. This redemption fee became effective for shares purchased after July 31, 2000. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Driehaus Mutual Funds (comprising the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund, and the Driehaus International Small Cap Growth Fund) (the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for each of the periods then ended, the statement of changes in net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2007, the results of their operations for the periods then ended, the changes in their net assets for each of the periods indicated therein and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 15, 2008

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

				Number of
		Term of		Portfolios in
		Office and		the Fund	Other
	Position(s)	Length of	Principal	Complex	Directorships
Name, Address and	Held with	Time	Occupations(s)	Overseen by	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser	4	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum; and Vue Model Management, Inc.
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment co.) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	4	Sinai Health System

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois.	4	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Retired; Senior Vice President of Sunrise Development, Inc. (senior living) 2003 to 2007; Consultant, real-estate development, August 1998 to January 2003.	4	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the Investment Company act of 1940, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus controls the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

Term of
	Position(s)	Office and	Principal
Name, Address and	Held with	Length of	Occupations(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603 YOB: 1942	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006[2]	President and Chief Executive Officer of Adviser, Distributor and USVI as of October 1, 2006; Advisor to Adviser and Distributor since 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006[2] Since 2002[2]	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006[2] Since 2007[2]	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006[2]	Vice President and Counsel, PFPC Inc. (financial services company) since 2003; Deputy Counsel, Turner Investment Partners from 2001 to 2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.
Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004[2]	Assistant Secretary of the Adviser and Distributor since 2006; Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

[2]	Officers of the Trust are elected annually.

The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months (or since inception period) ended December 31, 2007.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,099.00	$8.31

Hypothetical (5% return before expenses)	$1,000	$1,017.29	$7.98

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,211.60	$9.64

Hypothetical (5% return before expenses)	$1,000	$1,016.48	$8.79

Fund Expense Examples — (Continued)

Driehaus International Equity Yield Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,153.20	$9.66

Hypothetical (5% return before expenses)	$1,000	$1,016.23	$9.05

Driehaus International Small Cap Growth Fund

			Expenses Paid During
			the Period September 17,
	Beginning Account Value	Ending Account Value	2007 through
	September 17, 2007	December 31, 2007	December 31, 2007**

Actual	$1,000	$1,188.80	$6.04

Hypothetical (5% return before expenses)	$1,000	$1,009.00	$5.54

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	Expenses are equal to the Driehaus International Small Cap Growth Fund’s annualized expense ratio for the period September 17, 2007 (commencement of operations) through December 31, 2007 in the table below multiplied by the average account value over the period, multiplied by the number of days in the period (106), then divided by 365 to reflect the period since commencement of operations.

Driehaus International Discovery Fund	1.57%
Driehaus Emerging Markets Growth Fund	1.73%
Driehaus International Equity Yield Fund	1.78%
Driehaus International Small Cap Growth Fund	1.90%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2007

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Total long-term gains 20% rate gains	$83,702,657	$92,205,006	$1,749,155	$402,318

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International	International Small
Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

9.02%	7.50%	4.14%	0.86%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International	International Small
Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

9.02%	4.90%	0.69%	0.08%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations in Connection with the Approval of the Investment Advisory
Agreement for Driehaus International Small Cap Growth Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus International Small Cap Growth Fund (the “New Fund”) in May 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including the Adviser’s process for evaluating best execution. In addition, the Board considered the investment performance of Driehaus International Opportunities Fund, L.P. (the “Partnership”), and concluded that the Adviser’s performance in managing a product similar to the New Fund exceeded acceptable levels of investment performance and, therefore, was satisfactory.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are satisfactory.

Fees and Expenses.  The Board considered the New Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared them to fees and expenses of peer groups based on data compiled from Lipper Inc. as of March 31, 2007. The information provided to the Board showed that the New Fund’s advisory fee rate ranked high as compared to its total peer group; however, the Board also considered that the Adviser will reimburse the New Fund for expenses in excess of 2.00% of net assets for the first three years of operations. The Board also considered the fact that the Adviser has agreed to absorb the organizational costs of the New Fund, including legal costs related to organization. In addition, the Board considered the New Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to other series of the Trust and for institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services to be provided and the level of responsibility required under the Agreement are significantly greater as compared to the Adviser’s obligations for managing institutional accounts; and (ii) the advisory fees for institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace.

On the basis of the information provided, the Board concluded that the proposed advisory fee and estimated expense ratio were reasonable and appropriate in light of the quality of services to be provided by the Adviser.

Profitability.  The Board considered certain financial information for the Adviser and investments made by the Adviser to build its regulatory and compliance team. The Board considered the undertaking by the Adviser to assume Fund organizational expenses as well as to reimburse Fund expenses exceeding a 2.00% cap for a three-year period, in determining that any anticipated profits would not be unreasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the New Fund and whether the New Fund will benefit from any economies of scale. The Board accepted the Adviser’s conclusion that the Adviser will not experience any economies of scale in connection with its services to the New Fund in its first few years of operations.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates, including benefits to the Adviser related to soft dollar allocations and execution of portfolio trades by the Adviser’s affiliated broker-dealer. The Board concluded that the proposed advisory fee was reasonable in light of the anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the New Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

The Board of Trustees approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”), Driehaus International Discovery Fund (“DIDF”) and Driehaus International Equity Yield Fund (“DIEY”) in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including its processes for seeking and measuring whether the Funds were obtaining best execution. The Board reviewed DEMG’s and DIDF’s performance on a gross and net return basis over 1-, 3- and 5-year periods and year-to-date for the six-months ended June 30, 2007, as well as over various rolling periods from inception of each Fund through June 30, 2007. The Board also reviewed updated DEMG and DIDF performance information through August 31, 2007 and trailing total returns through September 12, 2007. Given the recent inception of DIEY (resulting from the conversion of a limited partnership), the Board considered its performance only for the quarter ended June 30, 2007. The Board noted that the Adviser represented that because its aggressive growth investment style resulted in performance volatility over shorter time periods, it was meaningful to analyze performance over rolling time periods to show the consistent out-performance to their benchmark indices over the life of the Funds. The Board compared short-term and long-term returns to various agreed-upon performance measures, including market indices and peer groups. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for the 1-, 3- and 5-year periods, as compared to their respective peer groups (from data compiled from Morningstar Inc. and Lipper Inc., independent providers of mutual fund data), and these Funds’ net performance as compared to their benchmark indices, was satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for each of these periods was first or second quartile as compared to its peer groups and that it matched or outperformed its benchmark. The Board noted that DIEY’s net performance for the quarter would have been in the first quartile of its peer group, and that it had outperformed its benchmark for the period. The Board also noted each of DEMG’s and DIDF’s favorable average annualized rolling year performance versus its benchmark.

Fees.  The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer group funds based on data compiled from Lipper Inc. as of June 30, 2007. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its total peer group. However, because of the Funds’ fee structures, total expense ratios were comparatively lower, with DEMG’s total expense ratio below the median of its peer group and with DIDF’s total expense ratio approximating the median of its total peer group. Although DIEY’s total expense ratio was above the median, the Board noted the Fund’s small asset size, the expense reimbursement provided by the Adviser, and the fact that total expenses still fell within the third quartile of its peer group. The Board also considered each Fund’s advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for similarly managed institutional accounts; and (ii) other factors that influenced the advisory fees. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, and relatively small amount of assets under management and the limited capacity of the investment style, while noting that the Funds do not have a Rule 12b-1 fee or shareholder service fee. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board concluded that, based on the information provided, the projected profitability appeared to not be unreasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DIDF’s advisory fee schedule.

Other Benefits to the Advisor and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by an affiliate of the Adviser for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 10(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-07655, on March 8, 2004, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended December 31, 2007 and 2006, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $143,600 and $72,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees
For the fiscal years ended December 31, 2007 and 2006, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2007 and 2006, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees
For the fiscal years ended December 31, 2007 and 2006, E&Y billed the registrant $17,500 and $12,750, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2007 and 2006, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(d) All Other Fees
For the fiscal years ended December 31, 2007 and 2006, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2007 and 2006, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(e)(1) Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Non-Audit Fees
For the fiscal years ended December 31, 2007 and 2006, E&Y billed the registrant $17,500 and $12,750, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2007 and 2006, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.
(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 10(a)(1) to the Registrant’s Form N-CSR, filed on March 8, 2004 (Accession No. 0000950137-04-001539).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard H. Driehaus

Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2008

*	Print the name and title of each signing officer under his or her signature.